UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On May 19, 2016, Trail Creek Apartments, LLC (the "Seller"), an indirect, wholly-owned subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"), completed the disposition of a fee simple interest in a 300-unit multifamily community in Hampton, Virginia ("Trail Creek") to Trail Creek Community, LLC (the "Purchaser"), an unrelated third party. The aggregate purchase price paid by the Purchaser to Seller was $39.0 million, exclusive of acquisition-related transaction costs. Preferred Apartment Communities, Inc. (the "Company") is the general partner of, and owner of an approximate 96.3% interest in, PAC-OP.

Since the results of operations for Trail Creek exceeded 10% of the consolidated net loss reported by the Company for the for the twelve-month period ended December 31, 2015, Trail Creek is deemed to be a significant disposition under the income test from Regulation S-X 1-02(w). The Company therefore submits this Current Report on Form 8-K to provide certain financial information related to its disposition of Trail Creek required by Item 9.01(b) of Form 8-K.

Item 9.01    Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements	F-1
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016	F-2
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2016	F-3
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015	F-4
Notes to Unaudited Pro Forma Consolidated Financial Statements	F-5

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regards to a certain real estate disposition transaction.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet and Unaudited Pro Forma Consolidated Statement of Operations of the Company are presented for the three months ended March 31, 2016 and the year ended December 31, 2015 (the "Pro Forma Periods"), and include certain pro forma adjustments to illustrate the estimated effect of the Company's disposition of its Trail Creek multifamily community as described in Note 1.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results as if the transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results in the future and should be read in conjunction with the Company's financial statements as filed on Form 10-K for the year ended December 31, 2015 and on Form 10-Q for the interim period ended March 31, 2016.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016

	PAC REIT Historical (See Note 1)	Disposition of Trail Creek (See Note 1)		PAC REIT Pro Forma
Assets
Real estate
Land	$174,662,174	$—		$174,662,174
Building and improvements	908,022,540	—		908,022,540
Tenant improvements	6,029,479	—		6,029,479
Furniture, fixtures, and equipment	102,159,856	—		102,159,856
Construction In progress	814,623	—		814,623
Gross real estate	1,191,688,672	—		1,191,688,672
Less: accumulated depreciation	(59,160,582)	—		(59,160,582)
Net real estate	1,132,528,090	—		1,132,528,090
Property held for sale	33,666,369	(33,666,369)	A	—
Real estate loans, net of deferred fee income	169,409,097	—		169,409,097
Real estate loans to related parties, net	91,221,265	—		91,221,265
Total real estate and real estate loans, net	1,426,824,821	(33,666,369)		1,393,158,452

Cash and cash equivalents	4,703,505	10,483,849	B, C	15,187,354
Restricted cash	13,597,705	(82,050)	A	13,515,655
Notes receivable	12,864,229	—		12,864,229
Note receivable and line of credit to related party	26,181,955	—		26,181,955
Accrued interest receivable on real estate loans	13,219,191	—		13,219,191
Acquired intangible assets, net of amortization	22,094,521	—		22,094,521
Deferred loan costs for revolving line of credit	443,654	—		443,654
Deferred offering costs	5,031,237	—		5,031,237
Tenant receivables and other assets	11,874,629	(1,199,265)	A	10,675,364

Total assets	$1,536,835,447	$(24,463,835)		$1,512,371,612

Liabilities and equity

Liabilities
Mortgage notes payable, principal amount	$818,291,100	$—		$818,291,100
Less: deferred loan costs, net of amortization	(10,642,652)	—		(10,642,652)
Mortgage notes payable, net of deferred loan costs	807,648,448	—		807,648,448
Mortgage note held for sale	28,109,000	(28,109,000)		—
Revolving line of credit	17,000,000	—		17,000,000
Term note payable	30,000,000	—		30,000,000
Less: deferred loan costs, net of amortization	(5,611)	—		(5,611)
Term note payable, net of deferred loan costs	29,994,389	—		29,994,389
Real estate loan participation obligation	13,769,962	—		13,769,962
Accounts payable and accrued expenses	12,274,575	(214,045)	A	12,060,530
Accrued interest payable	2,524,558	(102,145)	A	2,422,413
Dividends and partnership distributions payable	7,322,267	—		7,322,267
Acquired below market lease intangibles	8,899,620	—		8,899,620
Security deposits and other liabilities	3,466,767	(161,449)	A	3,305,318
Total liabilities	931,009,586	(28,586,639)		902,422,947

Commitments and contingencies

Equity
Stockholder's equity
Series A Redeemable Preferred Stock, $0.01 par value per share;
1,050,000 shares authorized; 587,219 shares issued and
583,110 shares outstanding	5,831	—		5,831
Common Stock, $0.01 par value per share; 400,066,666 shares
authorized; 23,063,026 shares issued and outstanding	230,630	—		230,630
Additional paid-in capital	621,265,574	—		621,265,574
Accumulated deficit	(16,999,449)	4,122,804	C	(12,876,645)
Total stockholders' equity	604,502,586	4,122,804		608,625,390
Non-controlling interest	1,323,275	—		1,323,275
Total equity	605,825,861	4,122,804		609,948,665

Total liabilities and equity	$1,536,835,447	$(24,463,835)		$1,512,371,612

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2016

	PAC REIT Historical (See Note 1)	Disposition of Trail Creek (See Note 1)		PAC REIT Pro Forma
Revenues:
Rental revenues	$28,255,599	$(975,908)	AA	$27,279,691
Other property revenues	3,760,083	(75,585)	AA	3,684,498
Interest income on loans and notes receivable	6,942,159	—		6,942,159
Interest income from related parties	2,777,940	—		2,777,940
Total revenues	41,735,781	(1,051,493)		40,684,288

Operating expenses:
Property operating and maintenance	4,021,362	(121,995)	AA	3,899,367
Property salary and benefits reimbursement to related party	2,363,463	(93,526)	AA	2,269,937
Property management fees	1,228,021	(33,021)	AA	1,195,000
Real estate taxes	5,173,441	(119,494)	AA	5,053,947
General and administrative	919,952	(19,742)	AA	900,210
Equity compensation to directors and executives	610,425	—		610,425
Depreciation and amortization	15,346,726	(409,133)	AA	14,937,593
Acquisition and pursuit costs	2,652,705	—		2,652,705
Acquisition fees to related parties	110,880	—		110,880
Asset management fees to related party	2,766,086	—		2,766,086
Insurance, professional fees and other expenses	1,306,981	(24,596)	AA	1,282,385
Total operating expenses	36,500,042	(821,507)		35,678,535
Contingent asset management and general
and administrative expense fees	(269,601)	—		(269,601)

Net operating expenses	36,230,441	(821,507)		35,408,934

Operating income	5,505,340	(229,986)		5,275,354
Interest expense	8,894,830	(299,845)	AA	8,594,985

Net loss	(3,389,490)	69,859		(3,319,631)
Consolidated net loss attributable to
non-controlling interests	88,561	(1,823)	BB	86,738

Net loss attributable to the Company	(3,300,929)	68,036		(3,232,893)

Dividends declared to Series A preferred stockholders	(7,881,735)	—		(7,881,735)
Earnings attributable to unvested restricted stock	(1,451)	—		(1,451)

Net loss attributable to common stockholders	$(11,184,115)	$68,036		$(11,116,079)

Net loss per share of Common Stock available to
common stockholders, basic and diluted	$(0.49)			$(0.48)

Dividends per share declared on Common Stock	$0.1925			$0.1925

Weighted average number of shares of Common Stock
outstanding, basic and diluted	22,983,741			22,983,741

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2015

	PAC REIT Historical (See Note 1)	Disposition of Trail Creek (See Note 1)		PAC REIT Pro Forma
Revenues:
Rental revenues	$69,128,280	$(3,824,731)	AA	$65,303,549
Other property revenues	9,495,522	(375,231)	AA	9,120,291
Interest income on loans and notes receivable	23,207,610	—		23,207,610
Interest income from related parties	7,474,100	—		7,474,100
Total revenues	109,305,512	(4,199,962)		105,105,550

Operating expenses:
Property operating and maintenance	10,878,872	(569,826)	AA	10,309,046
Property salary and benefits reimbursement to related party	5,885,242	(328,093)	AA	5,557,149
Property management fees	3,014,801	(126,458)	AA	2,888,343
Real estate taxes	9,934,412	(480,933)	AA	9,453,479
General and administrative	2,285,789	(79,644)	AA	2,206,145
Equity compensation to directors and executives	2,362,453	—		2,362,453
Depreciation and amortization	38,096,334	(1,544,559)	AA	36,551,775
Acquisition and pursuit costs	4,186,092	—		4,186,092
Acquisition fees to related parties	4,967,671	—		4,967,671
Asset management fees to related party	7,041,226	—		7,041,226
Insurance, professional fees and other expenses	3,568,356	(104,786)	AA	3,463,570
Total operating expenses	92,221,248	(3,234,299)		88,986,949
Contingent asset management and general
and administrative expense fees	(1,805,478)	—		(1,805,478)

Net operating expenses	90,415,770	(3,234,299)		87,181,471

Operating income	18,889,742	(965,663)		17,924,079
Interest expense	21,315,731	(1,274,325)	AA	20,041,406

Net loss	(2,425,989)	308,662		(2,117,327)
Consolidated net loss attributable to
non-controlling interests	25,321	(3,766)	BB	21,555

Net loss attributable to the Company	(2,400,668)	304,896		(2,095,772)

Dividends declared to Series A preferred stockholders	(18,751,934)	—		(18,751,934)
Earnings attributable to unvested restricted stock	(19,256)	—		(19,256)

Net loss attributable to common stockholders	$(21,171,858)	$304,896		$(20,866,962)

Net loss per share of Common Stock available to
common stockholders, basic and diluted	$(0.95)			$(0.94)

Weighted average number of shares of Common Stock
outstanding, basic and diluted	22,182,971			22,182,971

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

1.    Basis of Presentation

On February 24, 2016, Preferred Apartment Communities, Inc., or the Company, reclassified the real estate assets and mortgage note payable of its 300-unit Trail Creek multifamily community located in Hampton, Virginia, or Trail Creek, from held and used to held for sale. These assets and the mortgage note for Trail Creek were reported as held for sale in the Company's Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. On May 19, 2016, the Company closed on the sale of Trail Creek to an unrelated third party for a purchase price of $39.0 million, exclusive of closing costs and recorded a gain on the sale of approximately $4.1 million.

The Unaudited Pro Forma Consolidated Balance Sheet includes three columns.  The first column labeled "PAC REIT Historical" represents the actual financial position of the Company as of March 31, 2016.  The second column, entitled "Disposition of Trail Creek" represents the pro forma adjustments required in order to reflect the balance sheet impact of the removal of the disposed assets as if the transaction had occurred on March 31, 2016, including the assumption by the buyer of the existing mortgage note on Trail Creek, as described in note 2.

The Unaudited Pro Forma Consolidated Statements of Operations include three columns. The first column labeled "PAC REIT Historical" represents the actual results of operations for the three months ended March 31, 2016 and the year ended December 31, 2015. The second column, entitled "Disposition of Trail Creek" represents the adjustments to remove the historical revenues and expenses of Trail Creek for the periods presented, as described in note 3.

The results presented on the Unaudited Pro Forma Consolidated Statements of Operations assume the sale of Trail Creek closed on January 1, 2015 and present pro forma operating results for the Company for the three months ended March 31, 2016 and the twelve months ended December 31, 2015. These Unaudited Pro Forma Financial Statements should not be considered indicative of future results.

2.      Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(A)     The Company removed the net carrying values of the disposed Trail Creek assets and liabilities, as shown in the following table.

Trail Creek multifamily community
Land value	$4,200,000
Site improvements	262,065
Buildings	27,363,448
Furniture, fixtures and equipment:
Five year life	595,187
Ten year life	1,245,669

Property reported as held for sale	33,666,369

Restricted cash, tenant receivables and other assets	1,312,677
Mortgage assumed by purchaser	(28,109,000)
Security deposits and other liabilities	(161,449)
Interest payable and accrued expenses	(316,190)

Net assets disposed	$6,392,407

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

(B)    The pro forma adjustment to cash was calculated as follows:

Net proceeds from purchaser	$10,905,211
less:
Cash balances transferred to purchaser	(31,362)
Pro forma disposition fee paid to Manager	(390,000)

Net cash adjustment	$10,483,849

(C)     The adjustment to cash and accumulated deficit includes a pro forma disposition fee that would be due to Preferred Apartment Advisors, LLC, or the Manager, of 1% of the purchase price of Trail Creek. This adjustment is not reflected in the Unaudited Pro Forma Consolidated Statements of Operations as the effect of the transaction is nonrecurring.

3.     Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2016 and and year ended December 31, 2015 are as follows:

(AA)    These pro forma adjustments remove the actual historical revenues and expenses recorded from the operations of Trail Creek for the respective periods.

(BB)      Outstanding Class A Units of the Operating Partnership become entitled to pro-rata distributions of profit and allocations of loss as non-controlling interests of the Operating Partnership. The weighted-average percentage of ownership by the non-controlling interests was approximately 2.6% and 1.24% for the three months ended March 31, 2016 and year ended December 31, 2015, respectively. These adjustments reflect the pro-rata adjustment to the amount of net loss attributable to the non-controlling interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 25, 2016	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
General Counsel and Secretary